UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 1, 2019

CBL & ASSOCIATES PROPERTIES INC

CBL & Associates Limited Partnership

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421-6000
(Address of principal executive office, including zip code)
423-855-0001
(Registrant's telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered under Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CBL	New York Stock Exchange
7.375% Series D Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprD	New York Stock Exchange
6.625% Series E Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement

Standstill Agreement with Exeter Group

Effective November 1, 2019, CBL & Associates Properties, Inc. (the “Company”) entered into an agreement (the “Standstill Agreement”) with Exeter Capital Investors, L.P., Exeter Capital GP LLC, WEM Exeter LLC, and Michael L. Ashner (collectively, the “Exeter Group”) with respect to the composition of the Company’s board of directors (the “Board”) and certain additional matters as described below. Pursuant to the Standstill Agreement, among other things:

•
The Board has expanded the size of the Board from 7 to 9 directors and appointed Michael L. Ashner and Carolyn Tiffany as members of the Board, effective immediately, with each to serve until the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) and until his or her successor is duly elected and qualified. In addition, the Company has agreed that, during a period beginning on the date of the Standstill Agreement and ending on the later of (x) 30 days prior to the deadline to make nominations for election to the Board at the Company’s 2021 annual meeting of stockholders as determined pursuant to the Company’s current Bylaws and (y) 30 days following the date that neither Mr. Ashner, nor any Replacement Director (as defined below) for Mr. Ashner, continues to serve on the Board (the “Standstill Period”), the size of the Board may not exceed 9 directors, except as may be required by the terms of the Company’s preferred stock issuances.

•
During the Standstill Period and for so long as the Exeter Group meets the Minimum Ownership Level (as defined below), the Company will support and solicit proxies for the election of Mr. Ashner and Ms. Tiffany at the 2020 Annual Meeting, together with the Company’s other nominees, and Exeter Group will have certain rights to designate replacement directors if either of Mr. Ashner or Ms. Tiffany resigns from the Board or is rendered unable to serve on the Board for any reason prior to the end of the Standstill Period (each such director, a “Replacement Director” and, collectively with Mr. Ashner and Ms. Tiffany, the “Exeter Directors”), subject to such Replacement Directors being independent and recommended by the Nominating/Corporate Governance Committee of the Board and approved by the Board. The Exeter Directors may be recused from any Board or committee discussions involving enforcement of the Company’s rights under the Standstill Agreement.

•
Both Mr. Ashner and Ms. Tiffany have provided (and any Replacement Director will provide) a resignation letter on the date of execution of the Standstill Agreement providing that, if at any time Exeter Group’s aggregate beneficial ownership of the Company’s common stock is less than a “Minimum Ownership Level” defined as the lower of (x) 5% of the Company’s issued and outstanding common stock and (y) 10,350,000 shares of the Company’s common stock (subject to adjustments for stock splits), each such resignation shall (subject to the Board’s discretion) become effective immediately.

•
The Board has established a new advisory committee having the principal responsibility of reviewing and evaluating the Company’s capital structure, equity and debt sourcing, financial strategies, capital allocation plans and distribution policies (the “Capital Allocation Committee”). The Board has appointed Mr. Ashner, Stephen D. Lebovitz and Richard J. Lieb to serve as members of the Capital Allocation Committee, with Mr. Ashner chairing the committee and any change in the number of members of such committee to require the unanimous approval of the Board.

•
The Board has appointed Mr. Ashner to serve as a member of the Executive Committee of the Board and Ms. Tiffany to serve as a member of both the Audit Committee and the Compensation Committee of the Board. Mr. Ashner, Ms. Tiffany, or any Replacement Director for Ms. Tiffany, will continue to be appointed to such respective committees of the Board during the Standstill Period and for so long as Exeter Group meets the Minimum Ownership Level.

•
Exeter Group has agreed that, during the Standstill Period, it will not, and will not permit any of its Affiliates or Associates (as defined in the Standstill Agreement), to, directly or indirectly (a) nominate or recommend any person for election to the Board at any meeting of the Company’s stockholders, (b) submit any proposal for consideration at, or bring any other business before, any such meeting or (c) initiate, encourage or participate in any “vote no,” “withhold” or similar campaign with respect to any such meeting, and it will not publicly or privately encourage or support any other stockholder in taking any such action.

•
Exeter Group has agreed that it will, and will cause each of its Affiliates or Associates to, vote at the 2020 Annual Meeting (and at any other meeting prior to the expiration of the Standstill Period) all Company common stock which they have the right to vote in favor of the Company’s director nominees and otherwise in accordance with the Board’s recommendations, and will vote against any competing director nominees.

•
Concurrently with the execution of the Standstill Agreement, the Company granted Exeter Group a waiver from the Company’s ownership limitation provided in its Certificate of Incorporation (the “Ownership Limitation Waiver”) to enable the Exeter Group to beneficially own up to 9.8% of the Company’s outstanding common stock, subject to the terms of the Ownership Limitation Waiver.

•
The Exeter Directors will be compensated for Board and committee service, and reimbursed for out-of-pocket expenses incurred in serving as a director, in the same manner as currently provided for other independent directors of the Board.

•
The Company will reimburse the Exeter Group in the amount of $225,000 for its fees and expenses (including legal expenses) incurred in connection with the negotiation of the Standstill Agreement and related matters.

•
Additional customary standstill restrictions include the agreement by the Exeter Group that, during the Standstill Period, neither it nor any of its Affiliates or Associates (as defined in the Standstill Agreement) will:

◦
engage in proxy or consent solicitations, encourage or support any “contested solicitation” with respect to the election or removal of directors, or seek to call (or encourage the calling of) a special meeting of stockholders;

◦
form, join, or participate in any “group” (within the meaning of Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended) with respect to Company Interests (as defined in the Standstill Agreement), other than a “group” consisting solely of the persons and entities set forth in the Exeter Group’s Schedule 13D concerning the Company’s securities as filed with the SEC on August 26, 2019 (the “Exeter Schedule 13D”), or any Affiliate of the Exeter Group that agrees to be bound by the Standstill Agreement;

◦	deposit Company Interests in any voting trust or subject any Company Interests to any voting arrangement (other than a voting trust or arrangement solely among Exeter Group and its Affiliates);

◦
make or encourage any proposal for consideration at a stockholder meeting or any proposal for a merger, acquisition, recapitalization, restructuring, disposition, liquidation, dissolution or similar transaction or business combination involving the Exeter Group and the Company (or solicit, recommend or publicly comment on, any third party offer or proposal for any such transaction);

◦	seek to amend the Certificate of Incorporation, Bylaws, or other governing documents of the Company or its subsidiaries;

◦	seek further representation on the Board;

◦	enter into or maintain any economic, compensatory, pecuniary or other arrangements with any director or nominees for election to the Board;

◦	seek to advise, support, influence or knowingly encourage any person with respect to the voting or disposition of any Company Interests;

◦
acquire, cause to be acquired or seek to acquire ownership of Company Interests (beneficial or otherwise) in excess of the amount permitted by the Ownership Limitation Waiver, or seek to increase the ownership limit contained in the Ownership Limitation Waiver;

◦
institute any litigation, arbitration, “books and records” demand or other proceeding against the Company or its current or former directors or officers, or any affiliates or associates, (other than to enforce the Standstill Agreement);

◦	seek any amendment, modification, or waiver of the terms of the Standstill Agreement, or challenge its validity or enforceability; and

◦	enter into any negotiations, discussions, agreements, arrangements or understandings with respect to any of the foregoing activities.

•
Exeter Group has agreed to cause its Affiliates and Associates (as defined in the Standstill Agreement) to comply with all of the terms of such agreement, and to require each of the Exeter Directors to preserve the confidentiality of the Company’s non-public information.

•
The Standstill Agreement includes customary representations and warranties of the parties and, during the Standstill Period, each of the parties will be subject to a customary mutual non-disparagement obligation.

Exeter Group has represented that, as of the date of the Standstill Agreement (A) it beneficially owns an aggregate of 10,350,000 shares of the Company’s common stock, representing approximately 5.97% of the shares of the Company’s outstanding common stock as reported in the Exeter Schedule 13D and (B) it is not, and will not become, party to any agreement, arrangement or understanding (whether written or oral) with any Exeter Director with respect to such person’s service as a director on the Board or any Board committee.

Other than with respect to these holdings and the Standstill Agreement, there is no material relationship between Exeter Group or any of its affiliates, on the one hand, and the Company, on the other hand.

The foregoing description is a summary of the material terms of the Standstill Agreement and is qualified in its entirety by the full text of the Standstill Agreement, which is filed herewith as Exhibit 10.12 and incorporated herein by reference.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On November 1, 2019, in accordance with the terms of the Standstill Agreement described above in Item 1.01 (which description is incorporated by reference into this Item 5.02), the number of directors constituting the entire Board was increased to 9 directors, and each of Michael L. Ashner and Carolyn Tiffany was elected to the Board to serve as a director until the 2020 Annual Meeting and until his or her successor is duly elected and qualified. In accordance with the terms of the Standstill Agreement, Mr. Ashner was appointed as a member of the Executive Committee and as the Chairman of the newly created Capital Allocation Committee, and Ms. Tiffany was appointed as a member of both the Audit Committee and the Compensation Committee.

Apart from the terms of the Standstill Agreement, there are no arrangements or understandings between Mr. Ashner or Ms. Tiffany and any other persons pursuant to which they were selected as directors, and neither Mr. Ashner nor Ms. Tiffany has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with their election as directors, the Company expects to enter into customary indemnification agreements with each of Mr. Ashner and Ms. Tiffany substantially identical to the Company’s indemnification agreements with each of its other independent directors.

Neither Mr. Ashner nor Ms. Tiffany directly own of any of the Company’s securities. However, Mr. Ashner may be deemed to share voting power and investment power with respect to 10,350,000 shares of the Company’s common stock owned directly by Exeter Capital Investors, L.P., as disclosed in the Exeter Schedule 13D. Each of Mr. Ashner and Ms. Tiffany will participate in the current compensation arrangements applicable to independent directors of the Company as described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 22, 2019. Accordingly, each of them will receive an initial grant of restricted common stock of the Company having a value of $25,000 under the Company’s 2012 Stock Incentive Plan in connection with their appointment as a non-employee director of the Company.

ITEM 7.01 Other Events.

On November 1, 2019, the Company issued a press release concerning the Standstill Agreement and the appointment of Mr. Ashner and Ms. Tiffany as directors, a copy of which is furnished as Exhibit 99.1 to this report.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Shell Company Transactions
Not applicable

(d)	Exhibits

Exhibit Number	Description
10.12	Agreement, dated as of November 1, 2019, by and among CBL & Associates Properties, Inc., Exeter Capital Investors, L.P., Exeter Capital GP LLC, WEM Exeter LLC and Michael L. Ashner
99.1	Press Release issued November 1, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel
___________________________________
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel
___________________________________
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: November 1, 2019